                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

         THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT ("First Amendment") is entered into as of November 25, 1998, between Rolling Pin Kitchen Emporium, Inc. (formerly known as Home Retail (Holdings, Inc.), a Delaware corporation ("Borrower"), the Guarantors whose signatures are set forth below and GREENFIELD COMMERCIAL CREDIT, L.L.C., a Michigan limited liability company ("Lender").

                                    RECITALS

                  Lender and Borrower entered into a Loan and Security Agreement as of August 20, 1998 ("Loan Agreement").

                  Lender and Borrower have agreed to modify the terms and conditions of the Loan Agreement and Borrower and Lender wish to set forth their agreement in this First Amendment. The Loan Agreement, as amended by this First Amendment, shall be also referred to as the "Loan Agreement".

                  NOW, THEREFORE, in consideration of the mutual covenants, conditions, and provisions as hereinafter set forth, the parties hereto agree as follows:

               The following new section is hereby added to the Loan Agreement:

               12A. Purchase of Put Options. On or before December 11, 1998, Borrower shall pay to Lender the sum of $100,000.00 in exchange for Lender's agreement to execute and deliver to Borrower contemporaneously herewith an Amendment to Common Stock Purchase Warrant dated as of November 25, 1998 substantially in the form of Exhibit A attached. If Borrower fails to make such payment when due, then the Amendment to Common Stock Purchase Warrant shall be void ab initio.

                  Borrower agrees to reimburse Lender for all costs and expenses, including attorneys fees incurred by Lender with respect to this First Amendment.

                  Except as amended hereby, the Loan Agreement remains in full force and effect.

                  This First Amendment may be executed in counterparts, which together shall constitute one original.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and delivered as of the date first hereinabove set forth.

                                 BORROWER:

                                 ROLLING PIN KITCHEN EMPORIUM, INC.
                                 (formerly known as Home Retail Holdings, Inc.), a Delaware corporation


                                 By:     /s/ John D. Critser
                                         --------------------------------------
                                         John Critser
                                 Its:    President




                                 GUARANTORS:

                                 THE COOKSTORE, INC.,
                                 an Ohio corporation

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                                             By:  /s/ Greg Dukoff
                                                  -----------------------------
                                                      Greg Dukoff
                                             Its:     Secretary


                                             THE COOKSTORE WORTHINGTON, INC.,
                                             an Ohio corporation


                                             By:  /s/ Greg Dukoff
                                                  -----------------------------
                                                      Greg Dukoff
                                             Its:     Secretary


                                             AROPI, INCORPORATED,
                                             an Iowa corporation


                                             By:  /s/ Greg Dukoff
                                                  -----------------------------
                                                      Greg Dukoff
Accepted:                                    Its:     Secretary


GREENFIELD COMMERCIAL CREDIT, L.L.C.


By: /s/ Donald G. Barr
    --------------------------------
        Donald G. Barr, Jr.
Its:    President